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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2004

IMH ASSETS CORP. (as company under an Indenture, dated as of July 29, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2004-7)

                                IMH Assets Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)


          California                 333-113187               33-0705301
 ----------------------------       -----------              ----------------
 (State or Other Jurisdiction       (Commission              (I.R.S. Employer
       of Incorporation)            File Number)             Idenfication No.)

1401 Dove Street
Newport Beach, California                                         92660
-------------------------                                         -----
(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600


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Item 5. OTHER EVENTS.

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 15, 2004, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the Commission on May 10, 2004), and the Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 22, 2004 and July 22, 2004, as each related to Ambac Assurance Corporation, are hereby incorporated by reference in (i) this Current Report on Form 8-K as it relates to Ambac Assurance Corporation; (ii) the registration statement (No. 333-113187) of the Registrant; and (iii) the Prospectus Supplement relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-7, and shall be deemed to be part hereof and thereof.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS.

              Not applicable.

(B)      PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

(c)      EXHIBITS



              ITEM 601(a) OF
              REGULATION S-K
EXHIBIT NO.   EXHIBIT NO.     DESCRIPTION
-----------   -----------     -----------
1               3             Consent of KPMG LLP, Independent Registered Public
                              Accounting Firm of Ambac Assurance Corporation.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          IMH ASSETS CORP.


                                          By: /s/ Richard J. Johnson
                                             ----------------------------
                                          Name:   Richard J. Johnson
                                          Title:  Chief Financial Officer


Dated: July 27, 2004



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                                  EXHIBIT INDEX


           Item 601 (a) of           Sequentially
Exhibit    Regulation S-K            Numbered
Number     Exhibit No.               Description                       Page
------     -----------               -----------                       ----

1               23                   Consent of KPMG LLP,               6
                                     Independent Registered
                                     Public Accounting Firm